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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 13, 2004


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)



        MARYLAND                    001-13417                 13-3950486
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
    of Incorporation)                                      Identification No.)





            379 THORNALL STREET, EDISON, NEW JERSEY          08837
            (Address of Principal Executive Offices)       (ZIP Code)




        Registrant's telephone number, including area code (732) 548-0101







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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

     On August 13, 2004 Hanover Capital Mortgage Holdings, Inc. issued a press release reporting revised record and payment dates for its second quarter 2004 dividend of $0.30 per share. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

        Exhibit      Description
        -------      -----------

        99.1         Press Release issued August 13, 2004



                         [Signature on following page.]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Hanover Capital Mortgage Holdings, Inc.



                                         /s/ J. Holly Loux
                                         --------------------------------------
                                         Name: J. Holly Loux
                                         Title: Chief Financial Officer and
                                                Treasurer


Date:  August 16, 2004

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                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

99.1             Press Release issued August 13, 2004


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